STATEMENT TO NOTEHOLDERS

Household Mortgage Loan Trust 2002-HC1

Payment Number	22
Beginning Date of Collection Period	01-Apr-04
End Date of Collection Period	30-Apr-04
Payment Date	20-May-04
Previous Payment Date	20-Apr-04

Funds Disbursement
Collected Funds	29,269,361.15
Available Payment Amount	29,054,357.46
Principal Collections	25,230,095.11
Interest Collections (net of servicing fee)	3,824,262.35
Net of Principal Recoveries	3,823,171.09
Principal Recoveries	1,091.26
Servicing Fee	215,003.69
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	29,269,361.15
Interest Paid to Notes	460,495.97
Principal Paid to Notes	26,439,061.71
Transferor - pursuant to 5.01 (a) (xii)	2,154,799.78
Servicing Fee	215,003.69

Pool Balance
Beginning Pool Balance	516,008,849.00
Principal Collections (including repurchases)	25,230,095.11
Additional Principal Reduction Amount	1,208,966.60
Ending Pool Balance	489,569,787.29

Collateral Performance
Cash Yield (% of beginning balance)	9.39%
Loss Rate (net of principal recoveries; % of beginning balance)	2.81%
Net Yield	6.58%
Realized Losses	1,207,875.34
Cumulative Realized Losses	6,320,511.19
Cumulative Loss Percentage	0.56%
Delinquent Loans
One Payment Principal Balance of loans	33,347,723.77
One Payment Number of loans	293
Two Payments Principal Balance of loans	5,457,559.96
Two Payments Number of loans	50
Three+ Payments Principal Balance of loans	51,159,835.86
Three+ Payments Number of loans	494

Two+ Payments Delinquency Percentage	11.56%
Two+ Payments Rolling Average	11.39%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance of loans purchased or substituted pursuant to Section 2.02	0.00
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance of loans purchased or substituted pursuant to Section 2.04	0.00
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance of loans purchased or substituted pursuant to Section 3.01	0.00
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	4,628
Number outstanding end of period	4,451
Number of REO as of the end of the Collection Period	139
Principal Balance of REO as of the end of the Collection Period	13,131,761.68

Overcollateralization
Begin OC Amount	135,613,946.18
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	135,613,946.18

Target OC Amount	135,613,946.18
Interim OC Amount	135,613,946.18
Interim OC Deficiency	0.00

Monthly Excess Cashflow	2,154,799.78
Principal Payment Amount	25,230,095.11
Principal Collections	25,230,095.11
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,130,116,218.14
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	1.10000%
Class A Formula Rate (1-mo. Libor plus 30bps)	1.40000%
Class A Note Rate	1.40000%
Class M Formula Rate (1-mo. Libor plus 65bps)	1.75000%
Class M Note Rate	1.75000%
Available Funds Cap	9.21113%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	25.578189
2. Principal Payment per $1,000	25.155933
3. Interest Payment per $1,000	0.422256

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	1.40000%
2. Days in Accrual Period	30

3. Class A Interest Due	376,986.39
4. Class A Interest Paid	376,986.39
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00

7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	323,131,192.94
2. Class A Principal Due	22,458,990.61
3. Class A Principal Paid	22,458,990.61
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	300,672,202.33

7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	0.3619337
b. Ending Note Principal Amount as a % of Original Note Principal Amount	0.3367778
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	0.6141560

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	25.683753
2. Principal Payment per $1,000	25.155933
3. Interest Payment per $1,000	0.527820

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	1.75000%
2. Days in Accrual Period	30

3. Class M Interest Due	83,509.58
4. Class M Interest Paid	83,509.58
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00

7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	57,263,709.88
2. Class M Principal Due	3,980,071.10
3. Class M Principal Paid	3,980,071.10
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	53,283,638.78

7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	36.1933748%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	33.6777815%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	10.8837678%

HOUSEHOLD FINANCE CORPORATION
Household Mortgage Loan Trust 2002-HC1

The undersigned, a duly authorized representative of Household Finance
Corporation, as Master Servicer ( the "Servicer" ), pursuant to a Sale and Servicing
Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among
Household Mortgage Funding Corporation III, as Depositor, Household Mortgage Loan
Trust 2003-HC1, the Servicer, and JPMorgan Chase Bank as Indenture Trustee, does hereby certify with respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and Servicing Agreement.

2. Household Finance Corporation is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on May 20, 2004

5. As of the date hereof, to the best knowledge of the undersigned, the
Servicer has performed in all material respects all its obligations under the Sale and Servicing Agreement through the Collection Period preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no
Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 13th day of May, 2004.

HOUSEHOLD FINANCE CORPORATION
as Master Servicer,

BY: /s/ Phil Krupowicz
A Servicing Officer